EXHIBIT 10.40

Allied Capital Corporation
First Omnibus Waiver and Amendment to the Note Agreements
Dated as of July 25, 2008
Re:
Note Agreement dated as of May 14, 2003
$147,000,000 6.05% Senior Notes, Series B, due May 14, 2010
and
Note Agreement dated as of November 15, 2004
$252,500,000 5.53% Senior Notes, Series A, due November 15, 2009
$72,500,000 5.99% Senior Notes, Series B, due November 15, 2011
and
Note Agreement dated as of October 13, 2005
$261,000,000 6.15% Senior Notes, Series A, due October 13, 2010
$89,000,000 6.34% Senior Notes, Series B, due October 13, 2012
and
Note Agreement dated as of May 1, 2006
$50,000,000 6.75% Senior Notes due May 1, 2013
and
Note Agreement dated as of June 20, 2008
$140,500,000 7.82% Senior Notes, Series 2008-A, due June 20, 2013
$52,500,000 8.14% Senior Notes, Series 2008-B, due June 20, 2015

Allied Capital Corporation
1919 Pennsylvania Avenue, N.W.
Washington, DC 20006
First Omnibus Waiver and Amendment to the Note Agreements
Dated as of July 25, 2008
Re: Note Agreement dated as of May 14, 2003
$147,000,000 6.05% Senior Notes, Series B, due May 14, 2010
and
Note Agreement dated as of November 15, 2004
$252,500,000 5.53% Senior Notes, Series A, due November 15, 2009
$72,500,000 5.99% Senior Notes, Series B, due November 15, 2011
and
Note Agreement dated as of October 13, 2005
$261,000,000 6.15% Senior Notes, Series A, due October 13, 2010
$89,000,000 6.34% Senior Notes, Series B, due October 13, 2012
and
Note Agreement dated as of May 1, 2006
$50,000,000 6.75% Senior Notes due May 1, 2013
and
Note Agreement dated as of June 20, 2008
$140,500,000 7.82% Senior Notes, Series 2008-A, due June 20, 2013
$52,500,000 8.14% Senior Notes, Series 2008-B, due June 20, 2015
To each of the Noteholders
named in Schedule A attached hereto which are also
signatories to this First Omnibus Waiver and Amendment
to the Note Agreements (this “First Waiver and Amendment”).
Ladies and Gentlemen:
     Reference is made to (i) the Note Agreement dated as of May 14, 2003 (the “2003 Note Agreement”) under and pursuant to which the $147,000,000 6.05% Senior Notes, Series B, due May 14, 2010 (the “2003 Notes”) were originally issued and sold, (ii) the Note Agreement dated as of November 15, 2004 (the “2004 Note Agreement”) under and pursuant to which (a) the $252,500,000 5.53% Senior Notes, Series A, due November 15, 2009 (the “2004 Series A Notes”) and (b) the $72,500,000 5.99% Senior Notes, Series B, due November 15, 2011 (the “2004 Series B Notes”, and together with the 2004 Series A Notes, the “2004 Notes”) were originally issued and sold, (iii) the Note Agreement dated as of October 13, 2005 (the “2005 Note Agreement”) under and pursuant to which (a) the $261,000,000 6.15% Senior Notes, Series A, due October 13, 2010 (the “2005 Series A Notes”) and (b) the $89,000,000 6.34% Senior Notes, Series B, due October 13, 2012 (the “2005 Series B Notes”, and together with the 2005 Series A Notes, the “2005 Notes”) were originally issued and sold, (iv) the Note

Agreement dated as of May 1, 2006 (the “2006 Note Agreement”) under and pursuant to which the $50,000,000 6.75% Senior Notes due May 1, 2013 (the “2006 Notes”) were originally issued and sold, and (v) the Note Agreement dated as of June 20, 2008 (the “2008 Note Agreement”) under and pursuant to which (a) the $140,500,000 7.82% Senior Notes, Series 2008-A, due June 20, 2013 (the “2008 Series A Notes”) and (b) the $52,500,000 8.14% Senior Notes, Series 2008-B, due June 20, 2015 (the “2008 Series B Notes”, and together with the 2008 Series A Notes, the “2008 Notes”, and together with the 2003 Notes, the 2004 Notes, the 2005 Notes, and the 2006 Notes, the “Notes”) were originally issued and sold, each of which are by and among Allied Capital Corporation, a Maryland corporation (the “Company”), and the institutional investors named therein. The current holders of the Notes are named in Schedule A hereto and are collectively referred to as the “Noteholders” and individually as a “Noteholder”. The 2003 Note Agreement, the 2004 Note Agreement, the 2005 Note Agreement, the 2006 Note Agreement and the 2008 Note Agreement are collectively referred to as the “Note Agreements” and individually as a “Note Agreement”. Terms used but not otherwise defined herein shall have the meanings set forth in the Note Agreements.
     The Company has requested certain waivers and amendments to the Note Agreements and hereby agrees with you as follows:
Article 1.
Waiver of Defaults.
     Section 1.1. Waiver of Defaults. The Company has notified the Noteholders that it has declared certain dividends on its capital stock payable on dates that are more than the 60 days or 80 days, as the case may be, permitted by Section 5.10 of the Note Agreements. The Noteholders hereby waive any Event of Default arising under the Note Agreements solely on account of such declaration and payment (including any Event of Default arising under Section 6.1(d) or (g)) and the failure to give the notice required by Section 6.2 of the Note Agreements.
     Section 1.2. Limited Waivers; Reservation of Rights. The Company acknowledges and agrees that the waivers granted in this Section 1 are specific in intent and are valid only for the specific purposes for which they are being given, are waivers of known Events of Default only, shall not in any way obligate the Noteholders to agree to any additional waivers of the provisions of the Note Agreements, and shall not in any way be deemed to constitute or operate as a waiver of any Noteholder’s right under the Note Agreements to exercise remedies resulting from (i) existing and/or continuing Defaults or Events of Default of which such Noteholder is not actually aware or (ii) other future Defaults or Events of Default, whether or not of a similar nature and whether or not known to any Noteholder.

Article 2.
Amendment of the Note Agreements.
     Amendment of Section 5.10 (Restricted Payments). The second to last paragraph of Section 5.10 of each Note Agreement shall be and is hereby amended and restated in its entirety as follows:
The Company will not declare any dividend which constitutes a Restricted Payment payable more than 80 days after the date of declaration thereof; provided that dividends payable in the fourth quarter and any year-end extra dividend which constitute a Restricted Payment may be payable up to 120 days after the date of declaration thereof.
Article 3.
Representations and Warranties.
     The Company represents and warrants that as of the date hereof and after giving effect hereto:
     (a) The execution and delivery of this First Waiver and Amendment by the Company and compliance by the Company with all of the provisions of the Note Agreements, as amended by this First Waiver and Amendment—
     (i) are within the corporate power and authority of the Company; and
     (ii) will not violate any provisions of any law or any order of any court or governmental authority or agency, and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the articles of incorporation or bylaws of the Company or any indenture or other agreement or instrument to which the Company is a party or by which the Company may be bound, or result in the imposition of any Liens or encumbrances on any property of the Company.
     (b) The execution and delivery of this First Waiver and Amendment has been duly authorized by all necessary corporate action on the part of the Company (no action by the stockholders of the Company being required by law, by the articles of incorporation or bylaws of the Company or otherwise, other than those actions which have been obtained or effected); and this First Waiver and Amendment has been duly executed and delivered by the Company, and each Note Agreement, as amended by this First Waiver and Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     (c) Upon the effectiveness of this First Waiver and Amendment no Default or Event of Default shall exist or be continuing.
Article 4.
Miscellaneous.
     Section 4.1. Ratification of the Note Agreements. Except as herein expressly amended, the Note Agreements are in all respects ratified and confirmed. If and to the extent that any of the terms or provisions of the Note Agreements are in conflict or inconsistent with any of the terms or provisions of this First Waiver and Amendment, this First Waiver and Amendment shall govern.
     Section 4.2. References to the Agreement. References in any Note Agreement or in any Note, certificate, instrument or other document related to or delivered in connection with the transactions contemplated by any Note Agreement shall be deemed to be references to such Note Agreement as amended hereby and as further amended from time to time.
     Section 4.3. Successors and Assigns. This First Waiver and Amendment shall be binding upon the Company and its successors and assigns and shall inure to the benefit of each Noteholder and such Noteholder’s successors and assigns, including each successive holder or holders of any Notes.
     Section 4.4. Requisite Approval; Expenses. This First Waiver and Amendment shall be effective as of the date first written above upon the satisfaction of the following conditions precedent: (a) the Company and the holders of at least 51% in aggregate principal amount of each of the 2003 Notes, the 2004 Notes, the 2005 Notes, the 2006 Notes and the 2008 Notes shall have executed this First Waiver and Amendment; (b) copies of the waiver to the Bank Credit Agreement shall have been delivered to the Noteholders, and shall be substantively similar to the waiver portion of this First Waiver and Amendment and in form reasonably satisfactory to the Noteholders; (c) the Company shall have paid a fee to each Noteholder in an amount equal to 10.0 basis points of the principal amount of Notes held by such Noteholder; and (d) the Company shall have paid the reasonable fees, expenses and disbursements of Chapman and Cutler LLP which are reflected in statements of such counsel rendered on or prior to the date of this First Waiver and Amendment.
     Section 4.5. Counterparts. This First Waiver and Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.
     Section 4.6. Governing Law. This First Waiver and Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the Company has executed this First Omnibus Waiver and Amendment to the Note Agreements as of the day and year first above written.

Allied Capital Corporation
By	/s/ Penni Roll
	Name:	Penni Roll
	Title:	Chief Financial Officer

     In Witness Whereof, the Noteholders under the Note Agreements have executed this First Omnibus Waiver and Amendment to the Note Agreements as of the day and year first above written.

American Fidelity Assurance Company (as
Noteholder under the 2005 Note Agreement)
American Republic Insurance Company (as
Noteholder under the 2008 Note Agreement)
Blue Cross and Blue Shield of Florida, Inc.
(as Noteholder under the 2005 Note Agreement)
The Catholic Aid Association (as Noteholder
under the 2008 Note Agreement)
Catholic Knights (as Noteholder under the
2008 Note Agreement)
Cincinnati Insurance Company (as
Noteholder under the 2008 Note Agreement)
Colorado Bankers Life Insurance Company
(as Noteholder under the 2005 Note Agreement)
Farm Bureau Life Insurance Company of
Michigan (as Noteholder under the 2005
Note Agreement)
Fidelity Life Association (as Noteholder
under the 2008 Note Agreement)
Fort Dearborn Life Insurance Company
(as Noteholder under the 2004 Note Agreement
and the 2005 Note Agreement)
Great Western Insurance Company (as
Noteholder under the 2008 Note Agreement)
GuideOne Mutual Insurance Company (as
Noteholder under the 2008 Note Agreement)
The Lafayette Life Insurance Company (as
Noteholder under the 2008 Note Agreement)
Minnesota Life Insurance Company (as
Noteholder under the 2005 Note Agreement and
the 2008 Note Agreement)
Security National Life Insurance Company (as
Noteholder under the 2008 Note Agreement)

By: Advantus Capital Management, Inc.

By	/s/ Robert W. Thompson
	Name:	Robert W. Thompson
	Title:	Vice President

AIG Annuity Insurance Company (as Noteholder under the 2003 Note Agreement) The Variable Annuity Life Insurance Company (as Noteholder under the 2003 Note Agreement)
By: AIG Global Investment Corp., investment adviser
By	/s/ Gerald F. Herman
	Name:	Gerald F. Herman
	Title:	Vice President

Allianz Life Insurance Company of North
America (as Noteholder under the 2005
Note Agreement)

By:   Allianz of America, Inc., as the authorized
        signatory, investment manager, of which,
        the security should be registered under the
        Nominee Name (MAC & CO)

By	/s/ Brian F. Landry
	Name:	Brian F. Landry
	Title:	Vice President

Allstate Life Insurance Company (as Noteholder under the 2003 Note Agreement and the 2005 Note Agreement)
By	/s/ Robert B. Bodett
	Name:	Robert B. Bodett

By	/s/ Allen Dick
	Name:	Allen Dick
Authorized Signatories

Allstate Life Insurance Company of New York (as Noteholder under the 2003 Note Agreement and the 2005 Note Agreement)
By	/s/ Robert B. Bodett
	Name:	Robert B. Bodett

By	/s/ Allen Dick
	Name:	Allen Dick
Authorized Signatories

American Equity Investment Life Insurance Company (as Noteholder under the 2004 Note Agreement and the 2005 Note Agreement)
By	/s/ Rachel Stauffer
	Name:	Rachel Stauffer
	Title:	Vice President Investments

American Equity Investment Life Insurance Company of New York (as Noteholder under the 2004 Note Agreement)
By	/s/ Rachel Stauffer
	Name:	Rachel Stauffer
	Title:	Vice President Investments

American Family Life Assurance Company of Columbus (as Noteholder under the 2005 Note Agreement and the 2006 Note Agreement)
By	/s/ Mary Ellen Keim
	Name:	Mary Ellen Keim
	Title:	Vice President Fixed Income

California National Bank (as Noteholder under the 2005 Note Agreement)
By	/s/ Lisa Alexander
	Name:	Lisa Alexander
	Title:	Senior Vice President/Treasurer

Connecticut General Life Insurance Company (as Noteholder under the 2003 Note Agreement and the 2004 Note Agreement) By: Cigna Investments, Inc. (authorized agent)
By	/s/ Debra J. Height
	Name:	Debra J. Height
	Title:	Managing Director

Life Insurance Company of North America (as Noteholder under the 2004 Note Agreement)
By: CIGNA Investments, Inc. (authorized agent)
By	/s/ Debra J. Height
	Name:	Debra J. Height
	Title:	Managing Director

CUNA Mutual Insurance Society (as Noteholder under the 2008 Note Agreement)
By:	MEMBERS Capital Advisors, Inc., acting as Investment Advisor

By	/s/ Allen R. Cantrell
	Name:	Allen R. Cantrell
	Title:	Director, Private Placements

Employees’ Retirement System of Alabama (as Noteholder under the 2005 Note Agreement)
By	/s/ Julie Barranco
	Name:	Julie Barranco
	Title:	Director of Fixed Income

Judicial Retirement Fund (as Noteholder under the 2005 Note Agreement)
By	/s/ Julie Barranco
	Name:	Julie Barranco
	Title:	Director of Fixed Income

PEIRAF — Deferred Compensation Plan (as Noteholder under the 2005 Note Agreement)
By	/s/ Julie Barranco
	Name:	Julie Barranco
	Title:	Director of Fixed Income

Teachers’ Retirement System of Alabama (as Noteholder under the 2005 Note Agreement)
By	/s/ Julie Barranco
	Name:	Julie Barranco
	Title:	Director of Fixed Income

Federated Life Insurance Company (as Noteholder under the 2003 Note Agreement)
By	/s/ Mark A. Hood
	Name:	Mark A. Hood
	Title:	Vice President

Genworth Life Insurance Company (f/k/a General Electric Capital Assurance Company) (as Noteholder under the 2004 Note Agreement and the 2005 Note Agreement)
By	/s/ John Endres
	Name:	John Endres
	Title:	Investment Officer

The Guardian Life Insurance Company of America (as Noteholder under the 2004 Note Agreement)
By	/s/ Ellen I. Whittaker
	Name:	Ellen I. Whittaker
	Title:	Senior Director, Private Placements

The Guardian Insurance & Annuity Company, Inc. (as Noteholder under the 2004 Note Agreement)
By	/s/ Ellen I. Whittaker
	Name:	Ellen I. Whittaker
	Title:	Senior Director, Private Placements

John Hancock Life Insurance Company (as Noteholder under the 2003 Note Agreement and 2004 Note Agreement)
By	/s/ Anthony J. Della Piana
	Name:	Anthony J. Della Piana
	Title:	Senior Managing Director

John Hancock Variable Life Insurance Company (as Noteholder under the 2003 Note Agreement and 2004 Note Agreement)
By	/s/ Anthony J. Della Piana
	Name:	Anthony J. Della Piana
	Title:	Authorized Signatory

John Hancock Life & Health Insurance Company (f/k/a Manulife Insurance Company) (as Noteholder under the 2003 Note Agreement)
By	/s/ Anthony J. Della Piana
	Name:	Anthony J. Della Piana
	Title:	Authorized Signatory

John Hancock Life Insurance Company (U.S.A.) (f/k/a The Manufacturers Life Insurance Company (U.S.A.)) (as Noteholder under the 2004 Note Agreement)
By	/s/ Anthony J. Della Piana
	Name:	Anthony J. Della Piana
	Title:	Authorized Signatory

Signature 7 L.P. (as Noteholder under the 2004 Note Agreement)
By:	Hancock Capital Investment Management, LLC, as Portfolio Advisor

By	/s/ Anthony J. Della Piana
	Name:	Anthony J. Della Piana
	Title:	Senior Managing Director

Signature 6 Limited (as Noteholder under the 2004 Note Agreement)
By:	Hancock Capital Investment Management, LLC, as Portfolio Advisor

By	/s/ Anthony J. Della Piana
	Name:	Anthony J. Della Piana
	Title:	Senior Managing Director

JPMorgan Chase Bank, not individually but
solely in its capacity as Directed Trustee of
the commingled assets of the Long Term
Investment Trust (fka AT&T Master Pension
Trust) and the SBC Master Pension Trust (as
Noteholder under the 2004 Note Agreement)

By	/s/ Amy L. Schneeberger
	Name:	Amy L. Schneeberger
	Title:	Vice President

ING USA Annuity and Life Insurance Company
(as Noteholder under the 2008 Note Agreement)
ING Life Insurance and Annuity Company
(as Noteholder under the 2008 Note Agreement)
ReliaStar Life Insurance Company (as
Noteholder under the 2008 Note Agreement)
Security Life of Denver Insurance Company
(as Noteholder under the 2008 Note Agreement)

By:	ING Investment Management LLC, as Agent

By	/s/ Christopher P. Lyons
	Name:	Christopher P. Lyons
	Title:	Senior Vice President

Metropolitan Life Insurance Company (as Noteholder under the 2004 Note Agreement) MetLife Insurance Company of Connecticut, by Metropolitan Life Insurance Company, its Investment Manager
By	/s/ Judith A. Gulotta
	Name:	Judith A. Gulotta
	Title:	Managing Director

(executed by Metropolitan Life Insurance Company (i) as to itself as a Purchaser and (ii) as investment manager to MetLife Insurance Company of Connecticut as a Purchaser)

Midland National Life Insurance Company (as Noteholder under the 2005 Note Agreement)
By:	Guggenheim Partners Advisory Company

By	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Director

North American Company for Life and Health Insurance (as Noteholder under the 2005 Note Agreement)
By:	Guggenheim Partners Advisory Company

By	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Director

National Benefit Life Insurance Company (as Noteholder under the 2004 Note Agreement)
By:	Conning Asset Management Company, as Investment Manager

By	/s/ John H. DeMallie
	Name:	John H. DeMallie
	Title:	Director

Primerica Life Insurance Company (as Noteholder under the 2004 Note Agreement)
By:	Conning Asset Management Company, as Investment Manager

By	/s/ John H. DeMallie
	Name:	John H. DeMallie
	Title:	Director

Reassure America Life Insurance Company (as Noteholder under the 2003 Note Agreement)
By:	Conning Asset Management Company, as Investment Manager

By	/s/ John H. DeMallie
	Name:	John H. DeMallie
	Title:	Director

Swiss Re Life & Health America, Inc. (as Noteholder under the 2003 Note Agreement and the 2004 Note Agreement)
By:	Conning Asset Management Company, as Investment Manager

By	/s/ John H. DeMallie
	Name:	John H. DeMallie
	Title:	Director

Nationwide Life and Annuity Insurance Company
(as Noteholder under the 2004 Note
Agreement and the 2005 Note Agreement)
Nationwide Life Insurance Company (as
Noteholder under the 2004 Note Agreement and
the 2005 Note Agreement)
Nationwide Life Insurance Company of America
(as Noteholder under the 2004 Note
Agreement)
Nationwide Multiple Maturity Separate Account
(as Noteholder under the 2005 Note Agreement)
Nationwide Mutual Insurance Company (as
Noteholder under the 2004 Note Agreement)

By	/s/ Thomas A. Gleason
	Name:	Thomas A. Gleason
	Title:	Authorized Signatory

New York Life Insurance Company (as Noteholder under the 2003 Note Agreement, the 2004 Note Agreement and the 2005 Note Agreement)
By	/s/ A. Post Howland
	Name:	A. Post Howland
	Title:	Corporate Vice President

New York Life Insurance and Annuity Corporation (as Noteholder under the 2003 Note Agreement, the 2004 Note Agreement and the 2005 Note Agreement)
By	New York Life Investment Management LLC, its Investment Manager

By	/s/ A. Post Howland
	Name:	A. Post Howland
	Title:	Director

New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (as Noteholder under the 2003 Note Agreement and the 2005 Note Agreement)
By	New York Life Investment Management LLC, its Investment Manager

By	/s/ A. Post Howland
	Name:	A. Post Howland
	Title:	Director

The Northwestern Mutual Life Insurance Company (as Noteholder under the 2004 Note Agreement, the 2005 Note Agreement and the 2008 Note Agreement)
By	/s/ David A. Barras
	Name:	David A. Barras
Its Authorized Representative

Ohio National Life Assurance Corporation (as Noteholder under the 2005 Note Agreement and the 2008 Note Agreement)
By	/s/ Jed R. Martin
	Name:	Jed R. Martin
	Title:	Vice President, Private Placements

The Ohio National Life Insurance Company (as Noteholder under the 2004 Note Agreement and the 2005 Note Agreement)
By	/s/ Jed R. Martin
	Name:	Jed R. Martin
	Title:	Vice President, Private Placements

Park National Bank (as Noteholder under the 2005 Note Agreement)
By	/s/ John Kratkoczki
	Name:	John Kratkoczki
	Title:	Vice President / Controller

Phoenix Life Insurance Company (as Noteholder under the 2005 Note Agreement)
By	/s/ Christopher M. Wilkos
	Name:	Christopher M. Wilkos
	Title:	Senior Vice President Corporate Portfolio Management Phoenix Life Insurance Company

PHL Variable Insurance Company (as Noteholder under the 2005 Note Agreement)
By	/s/ Christopher M. Wilkos, CFA
	Name:	Christopher M. Wilkos
	Title:	Senior Vice President Corporate Portfolio Management PHL Variable Insurance Company

San Diego National Bank (as Noteholder under the 2005 Note Agreement)
By	/s/ Eric W. Larson
	Name:	Eric W. Larson
	Title:	Senior Vice President/Chief Financial Officer

Sun Life Assurance Company of Canada (as Noteholder under the 2004 Note Agreement and the 2008 Note Agreement)
By	/s/ Paul Sinclair
	Name:	Paul Sinclair
	Title:	Managing Director Head of Private Fixed Debt Private Fixed Income

By	/s/ Kevin Phelan
	Name:	Kevin Phelan
	Title:	Managing Director Private Fixed Income

Sun Life Assurance Company of Canada (U.S.) (as Noteholder under the 2008 Note Agreement)
By	/s/ Deborah J. Foss
	Name:	Deborah J. Foss
	Title:	Managing Director, Head of Private Debt Private Fixed Income

By	/s/ Ann C. King
	Name:	Ann C. King
	Title:	Assistant Vice President and Senior Counsel

Sun Life Insurance and Annuity Company of New York (as Noteholder under the 2008 Note Agreement)
By	/s/ Deborah J. Foss
	Name:	Deborah J. Foss
	Title:	Authorized Signer

By	/s/ Ann C. King
	Name:	Ann C. King
	Title:	Senior Counsel

Sun Life Assurance Company of Canada (as Noteholder under the 2003 Note Agreement and the 2008 Note Agreement) acting through its U.S. branch
By	/s/ Deborah J. Foss
	Name:	Deborah J. Foss
	Title:	Managing Director, Head of Private Debt Private Fixed Income

By	/s/ Ann C. King
	Name:	Ann C. King
	Title:	Senior Counsel

Sun Life Hong Kong Limited
By:	Sun Capital Advisers LLC, its Investment Advisor (as Noteholder under the 2003 Note Agreement)

By	/s/ Deborah J. Foss
	Name:	Deborah J. Foss
	Title:	Authorized Signer

By	/s/ Ann C. King
	Name:	Ann C. King
	Title:	Authorized Signer

Teachers Insurance and Annuity Association of America (as Noteholder under the 2003 Note Agreement, the 2004 Note Agreement, the 2005 Note Agreement and the 2008 Note Agreement)
By	/s/ Brian K. Roelke
	Name:	Brian K. Roelke
	Title:	Director

TIAA-CREF Life Insurance Company (as Noteholder under the 2004 Note Agreement)
By:	Teachers Insurance and Annuity Association of America, as Investment Manager

By	/s/ Brian K. Roelke
	Name:	Brian K. Roelke
	Title:	Director

The Travelers Indemnity Company (as Noteholder under the 2005 Note Agreement)
By	/s/ Annette M. Masterson
	Name:	Annette M. Masterson
	Title:	Vice President

Woodmen of the World Life Insurance Society (as Noteholder under the 2005 Note Agreement)
By	/s/ James J. Stolze
	Name:	James J. Stolze
	Title:	Assistant Vice President